UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2024

GALECTO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39655	37-1957007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 State Street, Suite 100

Boston, MA 02109

(Address of principal executive offices, including zip code)

(+45) 70 70 52 10

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	GLTO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On October 7, 2024, Galecto, Inc. (the “Company”) and Bridge Medicines LLC, a Delaware limited liability company (“Bridge Medicines”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company acquired global rights to Bridge Medicines’ BRM-1420 program, a novel dual ENL-YEATS and FLT3 inhibitor for multiple genetic subsets of acute myeloid leukemia (AML), and assumed certain of Bridge Medicines’ liabilities associated with the acquired assets (the “Asset Purchase”). Pursuant to the Purchase Agreement, at the closing of the Asset Purchase (the “Closing”), as consideration to Bridge Medicines for the Asset Purchase, the Company (a) issued to Bridge Medicines (i) 62,594 shares (the “Common Stock Payment Shares”) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), and (ii) 160.562 shares (the “Preferred Stock Payment Shares” and together with the Common Stock Payment Shares and the Common Stock Payment Shares issuable upon conversion of the Preferred Stock Payment Shares, the “Payment Shares”) of the Company’s newly designated Series A non-voting convertible preferred stock, par value $0.00001 per share (the “Preferred Stock”) and (b) assumed specified liabilities. Closing of the Asset Purchase occurred on October 7, 2024.

The terms of the Preferred Stock are as set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Stock, attached as Exhibit 3.1 to this Current Report on Form 8-K (the “Certificate of Designation”), filed with the Secretary of State of the State of Delaware on October 7, 2024. Each share of Preferred Stock is convertible into 1,000 shares of Common Stock at the election of the holder of such Preferred Stock, subject to, and contingent upon, the approval by the Company’s stockholders to approve, for purposes of the Nasdaq Stock Market Rules, the issuance of the Company’s Common Stock upon conversion of the Preferred Stock Payment Shares (the “Stockholder Approval”). Furthermore, on the third business day following the Company’s receipt of Stockholder Approval, each outstanding share of Preferred Stock shall, subject to certain beneficial ownership limitations, automatically convert into 1,000 shares of Common Stock upon the conversion terms set forth in the Certificate of Designation. Except as required by law, the Preferred Stock shall have no voting rights, provided that the Company shall not, without the affirmative vote or written consent of the holders of majority of then outstanding Preferred Stock, among other things, alter or change adversely the power, preferences or rights given to the Preferred Stock, amend the Certificate of Designation, issue additional shares of Preferred Stock, consummate certain transactions prior to Stockholder Approval, amend or terminate the Support Agreements (as defined below) or amend or fail to comply with certain provisions of the Purchase Agreement.

The Purchase Agreement also provides that until the twelve-month anniversary of the Closing, Bridge Medicines will hold and not sell any of the Payment Shares, subject to certain exceptions.

The Purchase Agreement contains customary representations, warranties, conditions and covenants.

Carl Goldfischer, Chairman of the board of directors (the “Board”) of the Company is also the Executive Chairman of Bridge Medicines.

Company Support Agreements

Concurrently with the execution of the Purchase Agreement, the executive officers, directors and certain equityholders of the Company, who collectively are the record or beneficial holders of 3.5% of the shares of Common Stock of the Company, entered into stockholder support agreements (the “Support Agreements”), providing among other things, that such officers, directors and stockholders will, among other things, vote in favor of the Buyer Stockholder Matters (as defined in the Purchase Agreement).

The Certificate of Designation, the Purchase Agreement and the form of Support Agreements have been included as exhibits hereto solely to provide investors with information regarding their terms. Neither is intended to be a source of financial, business or operational information about the Company or Bridge Medicines. The representations, warranties and covenants contained in the Purchase Agreement and Support Agreements were made only for the purposes of the Purchase Agreement and Support Agreements as of the dates specified therein and solely for the benefit of the parties thereto. In addition, the representations, warranties and covenants contained in the Purchase Agreement and Support Agreements may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms thereof, including Bridge Medicines’ representations, warranties and covenants in the Purchase Agreement being qualified by disclosure schedules made for the purpose of allocating contractual risk amongst the parties as opposed to establishing such matters as facts, and may further be subject to certain standards of materiality applicable to the parties that differ from those applicable to investors. As a result, investors should not rely on the representations, warranties and covenants included in the Purchase Agreement or the Support Agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company or Bridge Medicines and each of their respective businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement and Support Agreements, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing description of the terms of the Purchase Agreement, Certificate of Designations, and Support Agreements are not complete and are qualified in their entirety by reference to the Purchase Agreement and form of Support Agreement, copies of which are filed as Exhibit 2.1, Exhibit 3.1 and Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Rockefeller University License Agreement

In accordance with the Purchase Agreement, the Company will acquire and assume Bridge Medicines’ rights in and obligations under a Bridge Medicines License Agreement, by and between Bridge Medicines and The Rockefeller University (“Rockefeller”), dated February 3, 2020 (the “License Agreement”).

Pursuant to the License Agreement, the Licensee (being Bridge Medicines before the assignment of its rights and interest in the License Agreement to the Company pursuant to the Purchase Agreement, and the Company after such assignment) has, subject to standard terms and conditions, an exclusive, worldwide, sublicensable, license to certain patent rights and a non-exclusive worldwide, sublicensable, license to certain know-how, materials, tools, techniques, or instruments related to Bridge Medicines’ ENL-YEATS program that are controlled by Rockefeller to use and commercially exploit products, processes, or services for the prevention, treatment, prognosis and/or diagnosis of conditions and diseases in humans (the “Licensed Products”). The License Agreement also contains a development plan which outlines a preclinical, clinical, and commercial strategy for the development of Licensed Products and governs the ownership and license of improvements to the licensed rights generated pursuant to any sponsored research agreements between the Licensee and Rockefeller. Rockefeller is a double-digit percentage holder of the Bridge Medicines equity rights associated with the Licensed Products.

Pursuant to the License Agreement, the Licensee shall pay Rockefeller, on a quarterly basis, royalties on net sales of Licensed Products by the Licensee, its affiliates, and its sublicensees, which are based on the amount of net sales of such Licensed Products during the calendar year in which the relevant quarterly period ends. Such royalties range from low single-digit percentages to mid-single-digit percentages and are subject to standard deductions and royalty anti-stacking provisions. The obligation to pay royalties shall expire on a Licensed Product-by-Licensed Product basis and country-by-country basis until the later of the expiration of licensed patents covering a Licensed Product in such country, the expiration of any market exclusivity period for such Licensed Product in such country, and 15 years from the first commercial sale of such Licensed Product in such country (the “Royalty Term”). In addition, the Licensee, in the event that a priority review voucher is issued by a governmental authority to the Licensee or its affiliates in connection with and in consideration of the development of a Licensed Product for the treatment of a specific type of cancer, and the Licensee sells such voucher to a third party, the Licensee shall pay Rockefeller a low double-digit percentage of the proceeds of such sale.

The License Agreement shall remain in effect on a country-by-country and Licensed Product-by-Licensed Product basis until the expiration of the Royalty Term for such Licensed Product in such country. Upon the expiration of the Royalty Term for a Licensed Product in a country, the Licensee shall be granted a completely paid-up, royalty-free license in respect of such Licensed Product in such country. The Licensee may terminate the License Agreement on 30 days’ notice to Rockefeller, and the License Agreement also contains other standard termination rights for material breach, bankruptcy, and patent challenge.

The foregoing description of the License Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the License Agreement, a copy of which shall be filed with the Company’s annual report on Form 10-K for the period ending December 31, 2024.

Item 2.01 Completion of Acquisition or Disposition of Assets

See the description set forth under Item 1.01 about with respect to the Closing of the Asset Purchase, which is incorporated herein by reference.

The Company has determined that the Asset Purchase does not constitute the acquisition of a business as defined by Regulation S-X Rule 11-01(d). The unaudited pro forma condensed consolidated financial statements of the Company giving effect to the Asset Purchase are filed herewith as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities

See the description set forth under Item 1.01 above with respect to the issuance of the Payment Shares, which is incorporated into this Item 3.02 by reference. At the Closing, the Payment Shares were issued to Bridge Medicines pursuant to the exemption from the registration requirements provided in Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act") for transactions by an issuer not involving any public offering. Accordingly, the Payment Shares were not registered under the Securities Act and may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Closing of the Asset Purchase, based on the recommendations of the Compensation Committee of the Board, the Board approved certain compensation-related matters effective as of the Closing of the Asset Purchase, for Hans Schambye, Ph.D., M.D., President and Chief Executive Officer of the Company, and Garrett Winslow, General Counsel of the Company, as described below.

The Board approved an increase in Mr. Winslow’s annual bonus target from 30% to 40%, applicable beginning with Mr. Winslow’s annual bonus with respect to 2024 performance. The Board also approved an acceleration of the retention bonus provided under Mr. Winslow’s Retention Bonus Agreement, dated October 19, 2023, based on his contributions to the Company during its strategic alternative process and the Asset Purchase, resulting in the payment of $115,500 to Mr. Winslow effective as of the Closing of the Asset Purchase.

In addition, while the Board determined that the performance criteria for payment of a bonus to Dr. Schambye identified in the Bonus Agreement, dated September 26, 2023, between Dr. Schambye and the Company (the “Bonus Agreement”) had not been achieved, the Board determined, based on changes in the Company’s strategic initiatives that occurred following the signing of the Bonus Agreement and Dr. Schambye’s contributions to the Company during its strategic alternative review process and the Asset Purchase, to pay Dr. Schambye a one-time bonus of 1,332,675 DKK effective as of the Closing of the Asset Purchase.

The Board also approved retention agreements for all employees that will be remaining with the Company following the Closing of the Asset Purchase, including Dr. Schambye and Mr. Winslow. Pursuant to the terms of Dr. Schambye’s and Mr. Winslow’s retention agreements, each executive shall be entitled to a cash bonus, separate from any annual bonus for 2024 or 2025, equal to 100% of his target bonus upon the earlier of (i) December 31, 2025, provided he remains employed by the Company through such date, (ii) a Sale Event (as defined in the Company’s Executive Separation Benefits Plan that is filed as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Separation Benefits Plan”)) provided he remains employed by the Company through such date, or (iii) his termination without Cause (as defined in the Separation Benefits Plan). Dr. Schambye’s target bonus is equal to 2,173,800 DKK and Mr. Winslow’s target bonus is equal to $160,160.

The foregoing summaries of the agreements for Dr. Schambye and Mr. Winslow do not purport to be complete, and are subject to, and qualified in their entirety by, the forms of such documents, copies of which shall be filed with the Company’s annual report on Form 10-K for the period ending December 31, 2024.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See the description set forth under Item 1.01 above with respect to the Certificate of Designation and the description of the Preferred Stock, which is incorporated into this Item 5.03 by reference.

Item 7.01 Regulation FD Disclosure.

On October 7, 2024, the Company issued a press release announcing the entry into the Purchase Agreement described by Item 1.01 above. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Included as Exhibit 99.3 to this Current Report on Form 8-K is the Company’s corporate presentation, dated October 2024, which is incorporated herein by reference. The Company intends to utilize this presentation and its contents in various meetings with securities analysts, investors and others commencing on October 7, 2024.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.2 and 99.3, shall not be incorporated by reference into any filing of the Company, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 7.01 of this Current Report on Form 8-K Report, including Exhibits 99.2 and 99.3, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future, or the effects of the Asset Purchase. In some cases, these statements include words like: “may,” “could,” “potential,” “will,” “plan,” “believe,” “goal,” “optimistic,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the contemplated benefits to the Company from the Asset Purchase; potential litigation relating to the transaction that could be instituted against the Company, Bridge Medicines or their respective directors; possible disruptions from the proposed transaction that could harm the Company’s and/or Bridge Medicines’ respective businesses; the Company’s ability to grow and successfully execute on its business plan, including the development and commercialization of its pipeline; changes in the applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties indicated from time to time described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with Securities and Exchange Commission (“SEC”) on March 8, 2024 and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements which speak only as of the date made. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, the Company does not undertake any obligation to update publicly any forward-looking statements for any reason after the date of this Current Report on Form 8-K to conform these statements to actual results or to changes in their expectations.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1 †	Asset Purchase Agreement, dated October 7, 2024, by and between the Company and Bridge Medicines LLC.

3.1	Certificate of Designation.

10.1	Form of Support Agreement.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the six months ended June 30, 2024 and the year ended December 31, 2023.

99.2	Press Release issued October 7, 2024.

99.3	Corporate Presentation, October 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Galecto, Inc.

Date: October 7, 2024	By:	/s/ Hans T. Schambye
Hans T. Schambye, M.D., Ph.D.
President and Chief Executive Officer